Exhibit 14.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in the Form N-14 Registration Statement of WCT Equity Fund of our report dated December 6, 1999, on the financial statements as of October 31, 1999, of WCT Equity Fund, included in or made a part of this registration statement.



                                                   /S/ ARTHUR ANDERSEN LLP
                                                       ARTHUR ANDERSEN LLP